Aspen Insurance Holdings Limited

Chris O’Kane, Chief Executive Officer

Chris O’Kane, Chief Executive Officer

Julian Cusack, Chief Financial Officer

Safe Harbor Disclosure

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “continue,” and similar expressions of a future or forward-looking nature.

Who We Are: Aspen at a Glance

Property Reinsurance

Property Reinsurance

Casualty Reinsurance

Casualty Reinsurance

Specialty<br/>18%

Insurance

Insurance

2005 Underwriting by Segment (GWP)

2005 Underwriting by Operating Entity (GWP)

* Shareholders’ equity (including preference shares, ex-AOCI) plus long-term debt

* Shareholders’ equity (including preference shares, ex-AOCI) plus long-term debt

UK

UK

Bermuda**

Bermuda**

US

US

$2.2bn market cap (July 26, 2006)

$2.2bn market cap (July 26, 2006)

$1.9bn common equity (ex-AOCI) and $2.4bn total capital* (June 30, 2006)

~408 employees in Bermuda, London and US (June 30, 2006)

Ratings of A (S&P), A2 (Moody’s) and A / A- (AM Best, for Aspen UK and Aspen Bermuda)

100% = $2.1bn

100% = $2.1bn

How We Manage Our Business

Finance & Treasury

Knowledge Management

IT

Ceded Reinsurance

Insurance

Specialty

Casualty Reinsurance

Property Reinsurance

Risk Management

Risk Management

Group Executive

HR

Legal

Claims

Product Segments

Product Segments

Support Services

Support Services

Risk Management

Risk Management

Group Executive

Group Executive

Function

Responsibility

?Implementing the rules’

?Implementing the rules’

Risk measurement

Risk monitoring

Control infra-structure

Business enablement

Production

Production

Sales & marketing

Customer relationship management

?Setting the rules’

?Setting the rules’

Strategy

Capital management

Organizational Structure Optimized Along Product Lines

Actuarial

Other

Underwriting Approach: Key Elements

Diversified approach

Diversified approach

Offer specialized insurance and reinsurance to clients where price is not the sole determinant

Niche based, bias towards more complex risks

Focus on lines where experience and judgment are critical success factors

Compete in ?commodity type’ products only if we have a competitive advantage, or if market conditions are attractive

Rigorous soft cycle and portfolio management

Maintain flexibility to expand opportunistically into new markets

Anticipate and respond quickly to events and new information

Successfully Diversifying Risks

By Segment

By Geography

* 2003 Specialty lines excludes QQS of Wellington Syndicate 2020

* 2003 Specialty lines excludes QQS of Wellington Syndicate 2020

100% = $1.3bn

Gross Written Premiums

*

100% = $2.1bn

100% = $1.3bn

100% = $2.1bn

2003

2005

2006E

2003

2005

US and Canada UK and Europe

US and Canada UK and Europe

Increasing Product Diversification

Profitable Growth

Progressive diversification of strategic footprint through incremental expansion into adjacent business lines*

Progressive diversification of strategic footprint through incremental expansion into adjacent business lines*

Key enablers:

Consistent with core competencies

Timing

* Businesses shown for first year of meaningful premium contribution

Selective Business Line Expansion

Increasing emphasis on Specialty Lines

Increasing emphasis on Specialty Lines

Evolving Our Strategy

Key Themes in 2006

Key Themes in 2006

Reduction in our risk tolerance

Managing volatility

Strengthening our risk management and execution framework

Reduced Risk Tolerance

Significant reduction in gross exposures consistent with reduced risk tolerances

$ in millions

$1,100

-43%

-56%

$1,400

-71%

Projected

Projected

* Pre-tax and reinstatement premiums

-51%

$1,726

-1000bp

20.0%

17.5%

Projected

Projected

Projected

Projected

-250bp

Property / Casualty / Marine

Property / Casualty / Marine

US Earthquake Cover $788** $655**

US Wind Cover 763** 573**

Retention 90 149

Property Only

US Earthquake Cover $698** 575**

US Wind Cover 673** 493**

Reduced Risk Tolerance

Per-event retentions higher in 2006 than 2005?

* Maximum recovery would require most favorable distribution of losses between our various lines of business and our various programs

* Maximum recovery would require most favorable distribution of losses between our various lines of business and our various programs

2005 2006

Potential Maximum Limits of Reinsurance Coverage*

$ in millions

?and relatively more exposure to a series of moderate (retained) losses in 2006 than 2005 due to absence of low level retrocessional protections

?and relatively more exposure to a series of moderate (retained) losses in 2006 than 2005 due to absence of low level retrocessional protections

Market Timing – Property Reinsurance

Decision to Hold Back Capacity at January 1

Decision to Hold Back Capacity at January 1

Rate index (US Catastrophe exposed contracts) vs. Renewal rate of whole account premium

Key Financial Objectives

Catastrophe exposure

Catastrophe exposure

Reserving risk

Asset and credit risk

Drivers

Operating leverage

Operating leverage

Financial leverage

Investment leverage

Investment yield

Value at risk

Value at risk

Growth in assets per share

Growth in assets per share

Improved Absolute Returns with Reduction in Earnings Volatility

Historical Performance

Satisfactory performance in first three years

Satisfactory performance in first three years

18% and 14% growth in 2003 and 2004

18% and 14% growth in 2003 and 2004

ROAE*

Fully Diluted Book Value Per Share

(annualized)

%

$

* ROAE – return on average common shareholders’ equity (see slide 25)

Historical Volatility

Q3 Storm Losses Main Cause of Historical Volatility

Annualized ROAE

%

* ROAE – return on average common shareholders’ equity (see slide 25)

Prospective Volatility

DFA modeling used to help understand and quantify prospective variability of losses and ROAE

DFA modeling used to help understand and quantify prospective variability of losses and ROAE

Absolute measurements subject to significant model error; therefore concentrate on directional changes in risk metrics

Example risk metrics:

Example risk metrics:

VAR 95 = 4%

This means that in 95 out of 100 simulations based on our current 2006 DFA model, the simulated net loss for the year is no greater than 4% of estimated average equity. This measure has not changed significantly over the last 6 months.

By comparison TVAR 99 has reduced from 48% to 35% consistent with our reduction in modeled cat exposures.

Q2 Financial Highlights

(US$ in millions)

(US$ in millions)

Gross Premiums Written $522.4 $549.4 -5%

Gross Premiums Written $522.4 $549.4 -5%

Net Premiums Written 500.1 486.6 3%

Net Premiums Earned 429.0 395.0 9%

Underwriting Profit 79.0 92.3 -14%

Net Investment Income 49.9 27.1 84%

Net Income after tax 101.8 83.8 21%

GAAP Ratios:

Loss Ratio 52.2% 49.6% 2.6 pts

Expense Ratio 29.4% 27.0% 2.4 pts

Combined Ratio 81.6% 76.6% 5.0 pts

2Q ROAE (annualized) 20.4% 21.2% -0.8 pts

Diluted Book Value

Diluted Book Value

Diluted 2Q Operating

Diluted 2Q Operating

Diluted 2Q Net Income

Diluted 2Q Net Income

* See slide 26 in appendix for reconciliation of diluted 2Q operating earnings per ordinary share (a non-GAAP measure) to diluted 2Q net income earned per ordinary share (a GAAP measure)

Continued extension of asset duration in line with growing liability duration

Continued extension of asset duration in line with growing liability duration

Fixed income portfolio* duration of 1.1 years in late 2003 to 3.14 years at June 30, 2006

Aggregate portfolio duration of 2.63 years and book yield of 4.29% as of June 30, 2006

Two-year plan to invest up to 15% of investment portfolio in non-fixed income securities

As of April 1, 2006, invested $150mm (3% of portfolio) in two low-volatility, diversified hedge fund-of-funds

Investment Performance

Fixed Income Portfolio* Yield

%

Fixed Income Portfolio* Duration

%

* Excluding short-term investments

Quarterly Production Pattern

Production pattern shifted from 44% in Q1 2003 to 33% in 2006

Reflects changing business mix as additional lines of business have been added

Held back reinsurance capacity at 1/1 which further accelerated this trend in 2006

GWP by Quarter (% of annual total)

Appendix

Ceded reinsurance premiums normally highest in Q1 reflecting 1/1 renewal of main retro program

Ceded reinsurance premiums normally highest in Q1 reflecting 1/1 renewal of main retro program

1H 2006 Results<br/>Ceded Reinsurance Premiums

1H 2006 Results<br/>Combined Ratio: Property Reinsurance

Prior year claims deterioration in 2006 mainly from KRW

Prior year claims deterioration in 2006 mainly from KRW

Increase in operating expenses from 5% to 8% of gross premiums earned reflects increased group expense allocation mainly due to additional investment in cat modeling, risk management and letter of credit charges

1

2

3

1

2

3

H1

H1

prior year

1H 2006 Results<br/>Combined Ratio : Casualty Reinsurance

Net earned premium reduced by $12m due to premium revisions relating to 2005 treaties, giving rise to $7m of corresponding reserve releases reflecting lower estimated exposures in 2005 accident year

Net earned premium reduced by $12m due to premium revisions relating to 2005 treaties, giving rise to $7m of corresponding reserve releases reflecting lower estimated exposures in 2005 accident year

Further $19m of reserve releases, due to improving industry trends and claims experience for US medical malpractice and workers’ compensation business

$21m of reserve releases on international casualty business due to favorable claims development

1

2

2

1

H1

H1

prior year

1H 2006 Results Combined Ratio : <br/>Specialty Reinsurance and Insurance

Change in business mix

Change in business mix

2

1

1

2

H1

H1

prior year

1H 2006 Results<br/>Combined Ratio : Insurance

Results impacted by large loss in Q1 in UK commercial property

Results impacted by large loss in Q1 in UK commercial property

Reserve releases on UK public liability given favorable claims development

2

1

1

2

H1

H1

prior year

2003 2004 2005 June 2006

Closing Shareholders’ Equity $1,298.7 $1,481.5 $2,039.8 $2,154.4

Closing Shareholders’ Equity $1,298.7 $1,481.5 $2,039.8 $2,154.4

Less: Preference Shares 0.0 0.0 193.8 222.9

Common Shareholders’ Equity 1,298.7 1,481.5 1,846.0 1,931.5

Less: Average Adjustment 343.0 87.0 339.6 10.3

Average Common

Shareholders’ Equity $955.7 $1,394.5 $1,506.4 $1,921.2

Reconciliation of Shareholders’ Equity to Average Common Equity*

* Average equity is a “non-GAAP financial measure,” as such term is defined in Regulation G, which management believes better explains the Company’s results in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. Average common shareholders’ equity is calculated as the arithmetic average of common equity on a monthly basis for the stated periods.

Quarter ended June 30, 2006 2005

Net income adjusted for preference share dividend $1.01 $1.16

Net income adjusted for preference share dividend $1.01 $1.16

Add (deduct) after tax income (loss)

Net exchange (gains) losses (0.06) 0.05

Net realized (gains) losses on investments 0.03 (0.01)

Reconciliation of Diluted Operating Income Per Share*

* Reconciliation between Net Income (a GAAP measure) and Operating Income (a non- GAAP measure)